SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: May 29, 1998

                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

    VIRGINIA                     1-12875                     54-1589139
    (State of                    (Commission                 (IRS Employer
    incorporation)               File Number)                Identification No.)

    306 EAST MAIN STREET
    RICHMOND, VIRGINIA                                       23219
    (Address of principal                                   (Zip Code)
     executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761


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                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

Item 5. Other Events

Item 7. Exhibit

     Exhibit

     1 Underwriting Agreement dated May 27, 1998 among Cornerstone Realty Income Trust, Inc., CRIT-NC, LLC and PaineWebber Incorporated.




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Item 5. Other Events

     The Registration Statement of Cornerstone Realty Income Trust, Inc. (the "Company") on Form S-3 (File No. 333-34441) was declared effective by the Securities and Exchange Commission on January 27, 1998. On May 29, 1998, the Company closed the sale to PaineWebber Incorporated of 2,608,696 of its common shares registered under such Registration Statement at $10.925 per common share, resulting in aggregate proceeds to the Company of $28,500,004. All of the common shares were sold for the account of the Company. After payment of offering costs, the net proceeds were used by the Company to repay debt on its unsecured line of credit.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cornerstone Realty Income Trust, Inc.

Date: June 11, 1998                         By:      /s/ Stanley J. Olander, Jr.
                                                     ---------------------------
                                                     Stanley J. Olander, Jr.,
                                                     Chief Financial Officer
                                                     of Cornerstone Realty
                                                     Income Trust, Inc.





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                                  EXHIBIT INDEX

                         Cornerstone Realty Income Trust
                           Form 8-K dated May 29, 1998

Exhibit Number                        Exhibit

        1       Underwriting  Agreement  dated May 27,  1998  among  Cornerstone
                Realty  Income  Trust,  Inc.,  CRIT-NC,   LLC  and  Paine Webber
                Incorporated.





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